Exhibit 99.1

                                               Press Release 2011-9

Goldrich Completes Chandalar, Alaska Phase I Exploration Drilling

Spokane, WA – November 30, 2011 - Goldrich Mining Company (OTCBB - GRMC) (the “Company”) is pleased to report the first diamond core exploration drilling on its Chandalar, Alaska gold property has exposed what it believes is a wide-spread system of gold mineralization at intervals from surface to depths of up to 120 meters (about 400 feet). The Company also believes the mass of rock affected by the mineralizing system to be large, as more than 50 gold showings are scattered over about six square miles (fifteen square kilometers), only a fraction of which has yet been drill tested.

Gold:

The recently completed 25-hole, 4,404-meter (14,444-foot) exploratory program, using HQ size core, tested six prospect areas (see map below) located along a 4-km (2.5-mile) long northeast trending belt of gold showings. The drill cores contain a total of 56 mineralized intervals of 0.5 or greater grams per tonne gold (g/t Au) that average 2.3 meters (7.5 feet) in length and have a weighted average grade of 1.66 g/t Au (see table below). Gold-bearing intercepts were obtained in 72% of the holes, with many having multiple intercepts.

Drilling results draw the Company to focus particularly on two prospects – Aurora and Rock Glacier – which the Company believes are geologically associated and related to the same controlling mineralizing features. Intercepts include:

•

1.5 meters (5.0 feet) at 6.57 g/t Au in Hole LS11-0063 on the Aurora prospect;

•

2.1 meters (7.0 feet) at 6.02 g/t Au in Hole LS11-0041 on Rock Glacier

These and other intercepts listed in the table below are associated with much longer core runs of strongly anomalous gold (> 0.10 g/t Au) between 4.3 meters (14 feet) and 21.3 meters (70 feet) in length.

Also worth noting, while constructing a road to a proposed drill site, the Company encountered two zones of shearing with sheeted and stockwork quartz veinlets, approximately 5 meters (16 feet) and 15 meters (49 feet) wide. These zones are located 135 meters vertically above and 200 meters southwest of Aurora drill holes #61 to #64. Representative continuous chip sampling of these zones yielded assays of 2.8 g/t gold and 2.1 g/t gold, respectively. The Company believes the mineralized Aurora drill hole intercepts may represent an extension of these zones and that additional drilling could extend these zones even further.

Silver:

While the silver (Ag) values associated with these and most of the other gold intercepts are generally less than 2 g/t, unusually, native silver is observed in one core interval of 0.46 meters (1.5 feet) from 80.01 meters (262.5 feet) to 80.47 meters (264.0 feet) in Hole LS11-0042, which assays greater than 690 g/t Ag (> 20.1 oz/st Ag [st = short ton]) with only a trace of gold. A second curious silver rich interval occurs in Hole LS11-0040 for 2.1 meters (7.0 feet) from 23.47 meters (77.0 feet) to 25.60 meters (84.0 feet), which returned 397 g/t (11.6 oz/st Ag), again accompanied with only a trace of gold.

The Company believes this silver mineralization may represent a separate mineralizing event within a large and complex precious metals bearing mineral system.

Geology:

Chandalar’s wide-spread precious metal system is hosted by carbonaceous, pyrrhotite-arsenopyrite-pyrite bearing schist. Significantly, extensive intercepts of hydrothermal alteration manifested by massive chloritization and strong silicification of the schist are associated with the mineralization, and are often geochemically anomalous (> 0.05 g/t) in gold as well. The gold mineralization is believed to be mainly controlled by fractures and shears of various orientations within the schist. Mineralized intercepts have now been intersected by drilling over a vertical elevation difference of 550 meters (1,800 feet), with the lowest exposure being in the northeast at the Aurora prospect which is close to the Little Squaw alluvial gold deposit. The metamorphic strata hosting the gold are severely eroded at the higher elevations and either dip to the north or are down faulted, or both.

Additional core drilling is necessary to assess the continuity and extent of outcropping and any projection from the gold-mineralized intercepts as well as determine the limits of the mineralizing system.

In addition to drilling, the 2011 Chandalar gold exploration program included a grid soil sampling survey consisting of 1,150 samples for multi-element analyses. All of these analytical results are pending.

Also, a detailed airborne magnetometer survey was recently completed over the Chandalar property by Fugro Airborne Surveys Corp. of Toronto, Ontario, and is being evaluated by the Company. Preliminary data indicate a series of magnetic anomalies, some of which are clearly associated with areas of known gold mineralization. Of particular interest is a large anomaly on the north flank of the Aurora prospect.

The Company will integrate results from the soil sampling with the geophysical data and Phase I drilling results to define the next round of exploration drilling.

Bill Schara, CEO of the Company commented: “While the complex geology makes Chandalar a challenging project, we believe we have made good progress by encountering numerous significant gold intercepts in our initial core drilling program and materially increasing our geologic knowledge. We look forward to building on this season’s accomplishments as we plan the next stage of exploration drilling, which we expect to focus more sharply on the Rock Glacier/Aurora prospect area.”

Technical:

The Chandalar drill program and sampling protocol were managed by Goldrich. The HQ diameter diamond drill holes were generally sampled using a five-foot sample length and overall core recovery averaged greater than 90%.  Six quality control samples (one blank and five standards) were inserted into each batch of 120 samples. The drill core was sawn, with half sent to the ALS Minerals sample preparation in Fairbanks, Alaska, where the samples were prepared for assay and then sent to the ALS Minerals Lab in Sparks, Nevada for analyses. Gold was analyzed by fire assay and Atomic Absorption Spectrometry finish and a four acid sample digestion with Inductively Coupled Plasma Spectrometry method was used to analyze a full suite of elements. Samples were securely transported from the project site to the ALS Minerals preparation laboratory in Fairbanks via chartered aircraft hired by the Company.

Donald G. Strachan, Certified Professional Geologist and Goldrich’s contracted project manager for Chandalar, managed the drill program and confirmed that all procedures, protocols and methodologies used in the drill program conform to industry standards.

Chandalar 2011 Core Drilling Campaign

DRILL INTERCEPTS ≥ 0.50 G/T GOLD

Target Area	Hole #	From (ft)	To (ft)	Width (ft)	Width (m)	Au (g/t)
Aurora	**LS11-0061**	70.0	80.0	10.0	3.0	3.41
		168.0	174.0	6.0	1.8	2.27
		227.0	230.0	3.0	0.9	0.97
	LS11-0062	49.0	52.0	3.0	0.9	**5.32**
		63.0	65.0	2.0	0.6	**4.14**
		75.0	80.0	5.0	1.5	1.00
		88.0	90.0	2.0	0.6	1.30
		330.0	335.0	5.0	1.5	0.87
		350.0	355.0	5.0	1.5	**4.39**
		475.0	480.0	5.0	1.5	**6.57**
	LS11-0063	56.0	59.0	3.0	0.9	**4.44**
		130.0	133.0	3.0	0.9	0.57
	LS11-0064	184.0	190.0	6.0	1.8	1.68
		223.0	225.0	2.0	0.6	0.54
		245.0	250.0	5.0	1.5	2.83
		467.0	470.0	3.0	0.9	0.73
		543.0	545.0	2.0	0.6	1.10
Rock Glacier	**LS11-0040**	*no intercepts > 0.5 g/t Au*				
	LS11-0041	214.0	221.0	7.0	2.1	0.55
		249.0	263.0	14.0	4.3	3.29
			including:	*7.0*	*2.1*	***6.02***
		429.5	433.0	3.5	1.1	0.91
		449.0	486.0	37.0	11.3	1.08
			including:	*14.5*	*4.4*	*1.90*
	LS11-0042	277.0	284.0	7.0	2.1	2.03
		362.0	269.0	7.0	2.1	0.56
	LS11-0059	*no intercepts > 0.5 g/t Au*				
	LS11-0060	210.0	215.0	5.0	1.5	3.28
		455.0	460.0	5.0	1.5	0.67
		475.0	480.0	5.0	1.5	**4.17**
		550.0	555.0	5.0	1.5	0.84
		565.0	570.0	5.0	1.5	0.55
		675.0	685.0	10.0	3.0	2.21
		734.0	735.0	1.0	0.3	1.10
		800.0	805.0	5.0	1.5	1.92
		830.0	843.0	13.0	4.0	0.63

Widths are down-hole lengths and not necessarily true widths.

Chandalar 2011 Core Drilling Campaign

DRILL INTERCEPTS ≥ 0.50 G/T GOLD

Target Area	Hole #	From (ft)	To (ft)	Width (ft)	Width (m)	Au (g/t)
Bonanza	**LS11-0057**	113.0	116.0	3.0	0.9	**4.74**
	LS11-0058	115.0	120.0	5.0	1.5	2.73
Summit	**LS11-0043**	82.0	103.0	21.0	6.4	1.09
			including:	*7.0*	*2.1*	*2.67*
	LS11-0044	79.0	128.0	49.0	14.9	1.12
			including:	*28.0*	*8.5*	*1.70*
	LS11-0045	47.0	54.0	7.0	2.1	0.54
		248.0	283.0	35.0	10.7	0.70
			including	*7.0*	*2.1*	*1.23*
		340.0	347.0	7.0	2.1	0.58
Mikado	**LS11-0046**	*no intercepts > 0.5 g/t Au*				
	LS11-0047	*no intercepts > 0.5 g/t Au*				
	LS11-0048	565.0	585.0	20.0	6.1	1.38
			including:	*5.0*	*1.5*	*3.70*
	LS11-0049	256.0	259.0	3.0	0.9	**4.58**
		314.0	317.0	6.0	1.8	0.94
			including:	*3.0*	*0.9*	*1.29*
		378.0	381.0	3.0	0.9	**4.64**
	LS11-0050	*no intercepts > 0.5 g/t Au*				
	LS11-0051	173.0	176.0	3.0	0.9	**10.25**
		356.0	361.0	5.0	1.5	0.62
	LS11-0052	*no intercepts > 0.5 g/t Au*				
	LS11-0053	*no intercepts > 0.5 g/t Au*				
St. Marys	**LS11-0054**	208.0	213.0	5.0	1.5	0.54
		221.0	224.0	3.0	0.9	0.61
	LS11-0055	22.0	33.0	11.0	3.4	2.62
			including:	*5.0*	*1.5*	*3.27*
		52.0	55.0	3.0	0.9	1.11
		82.0	85.0	3.0	0.9	0.70
		112.0	115.0	3.0	0.9	**9.44**
		132.0	137.0	5.0	1.5	1.00
		167.0	170.0	3.0	0.9	0.60
	LS11-0056	236.0	241.0	5.0	1.5	0.55
		261.0	271.0	10.0	3.0	0.76
			including:	*5.0*	*1.5*	*1.01*
		284.0	287.0	3.0	0.9	0.84
		312.0	315.0	3.0	0.9	**14.7**

Widths are down-hole lengths and not necessarily true widths.

Chandalar 2011 Drilling Campaign

DRILL HOLE TABLE

	Hole #	Easting (m)	Northing (m)	Elev. (ft)	Elev. (m)	Azimuth	Inclination	Depth (ft)	Depth (m)
Aurora	LS11-0061	449735	7493201	3,344	1,020	180°	-45°	755	230
	LS11-0062	449735	7493201	3,344	1,020	150°	-45°	545	166
	LS11-0063	449735	7493201	3,344	1,020	210°	-45°	554	169
	LS11-0064	449735	7493201	3,344	1,020	180°	-75°	717	219
Rock Glacier	LS11-0040	449262	7492420	4,100	1,250	12°	-45°	208	63
	LS11-0041	449262	7492420	4,100	1,250	215°	-45°	628	191
	LS11-0042	449262	7492420	4,100	1,250	215°	-70°	612	187
	LS11-0059	449224	7492600	4,080	1,244	220°	-45°	479	146
	LS11-0060	449237	7492573	4,080	1,244	120°	-55°	863	263
Bonanza	LS11-0057	448992	7492325	4,641	1,415	25°	-55°	225	69
	LS11-0058	448992	7492325	4,641	1,415	30°	-55°	440	134
Summit	LS11-0043	449099	7491994	4,740	1,445	180°	-45°	225	69
	LS11-0044	449099	7491994	4,740	1,445	210°	-45°	514	157
	LS11-0045	448880	7492050	4,940	1,506	182°	-45°	704	215
Mikado	LS11-0046	446765	7491527	4,640	1,415	215°	-56°	709	216
	LS11-0047	446765	7491527	4,670	1,424	205°	-56°	803	245
	LS11-0048	446765	7491527	4,670	1,424	175°	-51°	703	214
	LS11-0049	446900	7491282	4,690	1,430	0°	-45°	544	166
	LS11-0050	446900	7491282	4,690	1,430	205°	-45°	574	175
	LS11-0051	446562	7491643	4,436	1,352	200°	-45°	734	224
	LS11-0052	446562	7491643	4,436	1,352	20°	-52°	603	184
	LS11-0053	446673	7491342	4,290	1,308	200°	-45°	470	143
St. Marys	LS11-0054	447424	7490964	4,461	1,360	215°	-50°	773	236
	LS11-0055	447293	7491007	4,559	1,390	10°	-45°	466	142
	LS11-0056	447248	7490951	4,461	1,360	30°	-45°	597	182
	25 holes							**14,444**	**4,404**

_______

For additional information regarding Goldrich Mining Company or this news release, contact Mr. William Schara by e-mail at wschara@goldrichmining.com or by telephone at (509) 768-4468.

_______

Goldrich Mining Company is engaged in the business of the discovery and mining of gold deposits.  This endeavor carries certain risks that are commensurate with the potential rewards of such efforts.  These risks cannot be quantified and should not be taken lightly.

Forward-Looking Statements

This news release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward looking statements concern our anticipated results and developments in the Company’s operations in future periods, planned exploration of its properties, plans related to its business and other matters that may occur in the future. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management.

Any statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as “expects” or “does not expect”, “is expected”, “anticipates” or “does not anticipate”, “plans”, “estimates” or “intends”, or stating that certain actions, events or results “may”, “could”, “would”, “might”, “should” or “will” be taken, occur or be achieved) are not statements of historical fact and may be forward-looking statements. Forward-looking statements are subject to a variety of known and unknown risks, uncertainties and other factors which could cause actual events or results to differ from those expressed or implied by the forward-looking statements, including, without limitation:

•

risks related to our property being in the exploration stage;

•

risks related our mineral operations being subject to government regulation;

•

risks related to our ability to obtain additional capital to develop our resources, if any;

•

risks related to mineral exploration activities;

•

risks related to the fluctuation of prices for precious and base metals, such as gold, silver and copper;

•

risks related to the competitive industry of mineral exploration;

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risks related to our title and rights in our mineral property;

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risks related the possible dilution of our common stock from additional financing activities; and

•

risks related to our shares of common stock.

This list is not exhaustive of the factors that may affect our forward-looking statements. Some of the important risks and uncertainties that could affect forward-looking statements are discussed in the Company’s latest Annual Report on Form 10-K and Quarterly Report on Form 10-Q and other documents filed with the U.S. Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, believed, estimated or expected. We caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. We disclaim any obligation subsequently to revise any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events, except as required by law.

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